UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2003

MICROHELIX, INC.

(Exact Name of Registrant as Specified in its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	001-16781 (Commission File Number)	91-1758621 (I.R.S. Employer Identification No.)

16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600

(Address of Registrant’s Principal Executive Office, including Zip Code, and Telephone Number, including area code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

Item 5.      OTHER EVENTS

On October 23, 2003, microHelix, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine month periods ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by microHelix, Inc. on October 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 24, 2003.

MICROHELIX, INC. (Registrant)

By: /s/ Terrence A. Rixford Terrence A. Rixford Senior Vice President Finance, and Chief Financial Officer